UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

Grayscale Bitcoin Mini Trust ETF

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42194	99-6383052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Bitcoin Mini Trust ETF Shares	BTC	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Capitalized terms used but not defined herein have the meanings ascribed to them in the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended from time to time by the Trust's filings with the SEC (the "Annual Report").

Item 1.01. Entry into a Material Definitive Agreement.

Authorized Participant Agreements

Grayscale Investments Sponsors, LLC, as sponsor (the "Sponsor") on behalf of the registrant (the "Trust"), and the Transfer Agent entered into amendments to its Participant Agreements with Jane Street Capital, LLC and Virtu Americas LLC, pursuant to which such entities are able to conduct creations and redemptions in-kind. The Sponsor may engage additional Authorized Participants in the future, and such Authorized Participants may be able to conduct creations and redemptions in-kind, in cash, or both.

The foregoing description is a summary and is qualified in its entirety by the Form of Participant Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Supplemental Disclosures

As of the date of this filing, NYSE Arca, Inc. (“NYSE Arca”) has received regulatory approval from the U.S. Securities and Exchange Commission (the “SEC”) permitting crypto-based exchange-traded products listed on NYSE Arca, including the Trust, to conduct creations and redemptions of Shares via in-kind transactions with Authorized Participants or their designees (any such designee, an “AP Designee”) (the “In-Kind Regulatory Approval”).

Based on the In-Kind Regulatory Approval, the Sponsor is filing information for the purpose of supplementing and updating the disclosures contained in the Trust’s Annual Report to reflect the receipt of the In-Kind Regulatory Approval and the availability of an in-kind creation and redemption process, pursuant to which Authorized Participants or AP Designees may create or redeem Shares in-kind, as an alternative to the Trust’s cash-based creation and redemption process.

The Sponsor intends to cause the Trust to create and redeem Shares in the manner described in "Description of Creation and Redemption of Shares" set forth in Exhibit 99.1 hereto, which is incorporated by reference herein and supersedes the section set forth in "Part I—Item 1. Business—Description of Creation and Redemption of Shares" in the Trust's Annual Report.

Other supplemental disclosures are set forth under "Material U.S. Federal Income Tax Consequences" being filed hereto as Exhibit 99.2, which is incorporated by reference herein and updates the section set forth in "Part I—Item 1. Business—Material U.S. Federal Income Tax Consequences" in the Trust's Annual Report to give effect to the developments described herein, and under "Other Supplemental Disclosures" being filed hereto as Exhibit 99.3, which is incorporated by reference herein and updates other sections of the Trust's filings with the SEC as described therein, to give effect to the developments described herein.

Item 8.01. Other Events.

Transition to NYSE Arca Generic Listing Standards

Previously, on July 26, 2024, the Securities and Exchange Commission (the “SEC”) approved an application under Rule 19b-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by NYSE Arca, Inc. (“NYSE Arca”) to list the Shares of the Trust (the “Original Listing Standards”), which began trading on NYSE Arca on July 31, 2024.

On September 17, 2025, the SEC approved a proposed rule change for new Rule 8.201-E (Generic) with the SEC pursuant to Rule 19b-4 under the Exchange Act to amend NYSE Arca’s listing rules to permit the listing and trading of shares of certain commodity-based exchange-traded products that satisfy certain generic requirements (the “Generic Listing Standards”).

Although the Shares of the Trust previously began trading on NYSE Arca under the Original Listing Standards, the Sponsor submitted an application to NYSE Arca to list and trade the Trust’s shares on NYSE Arca under the Generic Listing Standards, which was approved on December 16, 2025. Following this approval, the Trust expects to conduct creations and redemptions of Shares via in-kind transactions as described above.

The Sponsor expects that transitioning the Trust to list and trade under the Generic Listing Standards, rather than the Original Listing Standards, will position the Trust to maintain parity with similarly situated investment products.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Participant Agreement
99.1	Description of Creation and Redemption of Shares
99.2	Material U.S. Federal Income Tax Consequences
99.3	Other Supplemental Disclosures
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC, as Sponsor of Grayscale Bitcoin Mini Trust ETF

Date:	February 6, 2026	By:	/s/ Edward McGee
Name: Edward McGee Title: Chief Financial Officer*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments Sponsors, LLC, the Sponsor of the Registrant.